UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2017

Endocyte, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Endocyte, Inc. (the “Company”) held its 2017 annual meeting of stockholders on May 4, 2017. The Company’s stockholders took the following actions on the business items which were set forth in the notice for the meeting:

Proposal 1 – Election of Directors: elected four  (4) directors for three-year terms ending at the 2020 annual meeting of stockholders;

Proposal 2 – Ratification of Independent Registered Public Accounting Firm: ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

Proposal 3 – Advisory Vote on Executive Compensation (“Say-on-Pay”):  approved the compensation of the Named Executive Officers.

Proposal 4 – Advisory Vote on Frequency of Future Advisory Say-on-Pay Votes:  submitted, on an advisory basis, a majority of votes for the holding of future advisory Say-on-Pay votes on executive compensation every year.

The vote tabulation for each proposal is as follows:

Proposal 1 – Election of Directors

Nominee	For	Withhold	Broker Non-Votes
John C. Aplin	22,073,043	431,963	13,812,072
Colin Goddard	22,102,959	402,047	13,812,072
Philip S. Low	21,538,511	966,495	13,812,072
Lesley Russell	21,523,525	981,481	13,812,072

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
36,031,133	215,458	70,487	0

Proposal 3 – Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
21,851,467	371,505	282,034	13,812,072

Proposal 4 – Advisory Vote on Frequency of Future Advisory Say-on-Pay Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,430,949	84,820	1,880,726	108,511	13,812,072

Based on the advisory vote results on the frequency of future Say-on-Pay votes, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold a shareholder advisory Say-on-Pay vote every year until the next required vote on the frequency of future Say-on-Pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

May 5, 2017	By:	/s/ Beth A. Taylor
Name: Beth A. Taylor
Title: Vice President of Finance and Chief Accounting Officer